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                                                                 EXECUTION COPY

               AMENDMENT NO. 1 TO STOCK PURCHASE AGREEMENT

         AMENDMENT NO. 1 TO STOCK PURCHASE AGREEMENT ("Amendment") dated as of June ____, 1995 between DVI, INC. (formerly known as DVI HEALTH SERVICES CORPORATION), a Delaware corporation ("Buyer"), and MEFC PARTNERS L.P., a Delaware limited partnership ("Seller").

         WHEREAS, Buyer and Seller (i) have entered into a Stock Purchase Agreement dated as of January 6, 1993 (the "Agreement") relating to the purchase by Buyer and the sale by Seller of all of the common stock, par value $.01 per share, of Medical Equipment Finance Corporation (all capitalized terms not otherwise defined in this Amendment are used herein as defined in the Agreement) and (ii) desire to amend the Agreement pursuant to Section 9.6 thereof upon the terms hereinafter set forth.

         NOW THEREFORE, in consideration of the premises, the mutual covenants, representations, warranties and agreements set forth in this Agreement, and of other good and valuable consideration, the receipt, sufficiency and adequacy of which is hereby acknowledged, the parties hereto, intending legally to be bound, hereby covenant and agree as follows:

         1. Amendments to Agreement. Subject to the conditions of Section 2 hereof, Section 1.2 of the Agreement is hereby amended in its entirety as follows:

            "1.2 Consideration. In consideration of the sale of the Shares, Buyer shall deliver to Seller, as the purchase price for the Shares, an aggregate of 400,000 shares of the common stock, par value $.01 per share, of the Buyer (the "DVI Common Stock") at such time as the conditions set forth in Section 2 are satisfied. Each of Buyer and Seller shall account for and report the issuance of the shares of DVI Common Stock as purchase price for the Shares."

         2. Conditions to Effectiveness. This Amendment is subject to the satisfaction in full of the following conditions precedent:

            (a) Each of Buyer and Seller shall have received fully executed counterparts of this Amendment;

            (b) Buyer shall have filed an amended Listing Application with the New York Stock Exchange (the "NYSE") and received the approval of the NYSE with respect thereto (subject to official notice of issuance);

            (c) Buyer shall have made such filings and received such approvals as may be required under federal and state securities laws for the issuance of the shares of DVI Common Stock pursuant to Section 1 hereof;


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            (d) The issuance of the DVI Common Stock shall have been approved by the stockholders of Buyer; and

            (e) Seller shall have received one or more certificates evidencing the shares of DVI Common Stock to be acquired by it hereunder.

         2. Representations and Warranties.

            (a) Buyer represents and warrants to Seller that:

                (i) This Amendment has been duly authorized, executed and delivered by Buyer and constitutes a valid and legally binding obligation of Buyer, enforceable in accordance with its terms;

                (ii) No consent, approval, authorization, order, registration or qualification of or with any governmental authority or other entity or person is required for the consummation by Buyer of the transactions contemplated by this Amendment;

                (iii) The shares of DVI Common Stock to be issued to Seller have been duly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and nonassessable; good and valid title to each of the shares of DVI Common Stock will be transferred by Buyer to Seller, free and clear of any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, lien, charge, encumbrance, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (other than restrictions on transfer imposed by the Securities Act (as hereinafter defined) or the applicable securities laws of any State); and

                (iv) The representations and warranties of Buyer contained in the Agreement are true and correct on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent such representation and warranties relate to an earlier date).

            (b) Seller represents and warrants to Buyer that:

                (i) This Amendment has been duly authorized, executed and delivered by Seller and constitutes a valid and legally binding obligation of Seller, enforceable in accordance with its terms;

                (ii) No consent, approval, authorization, order, registration or qualification of or with any governmental authority or other entity or person is required for the consummation by Seller of the transactions contemplated by this Amendment;

                (iii) (A) Seller is acquiring the shares of DVI Common Stock hereunder for its own account and with no intention of distributing or selling such shares


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         except for distribution thereof to its partners. Seller understands that the shares of DVI Common Stock being acquired by it hereunder have not been (and are not being) registered under the Securities Act by reason of their contemplated issuance in transaction(s) exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 4(2) thereof, and that the reliance of Buyer on such exemption from registration is predicated in part on the representations and warranties of Seller hereunder.

                (B) Seller agrees that it will not sell or otherwise dispose of any share(s) of DVI Common Stock acquired by it hereunder unless such sale or other disposition has been registered or is exempt from registration under the Securities Act and has been registered or qualified or is exempt from registration or qualification under applicable securities laws of any State.

                (C) Seller understands that a restrictive legend consistent with the foregoing has been or will be placed on the certificates evidencing the shares of DVI Common Stock to be issued to it hereunder, and related stop transfer instructions will be noted in the transfer records of Buyer and/or its transfer agent for such shares of capital stock; and

            (iv) the representations and warranties of Seller contained in the Agreement are true and correct on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent such representation and warranties relate to an earlier date).

         4.      Miscellaneous.

                 (a) Full Force and Effect. Except as expressly set forth herein, this Amendment does not constitute a waiver or modification of any provision of the Agreement. Except expressly amended hereby, the Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Agreement, the terms "the Agreement," "herein," "hereof," "hereinafter," "hereto" and words of similar import, shall, unless the context otherwise requires, mean the Agreement as amended by the Amendment. References to the terms "Agreement" appearing in the Exhibits or Schedules to the Agreement, shall, unless the context otherwise requires, mean the Agreement as amended by this Amendment.

                 (b) Headings and terms. The headings in this Amendment are for purposes of reference only and shall not be considered in construing this Agreement. Terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa.

                 (c) Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall constitute an original and all together shall constitute one agreement.

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                 (d) Law Governing. This Agreement shall be construed
and enforced in accordance with and shall be governed by the laws of the State of New York, without giving effect to its conflict of laws provisions.

                 (e) Public Announcements. Buyer and Seller each hereby agrees it will not issue any press release or otherwise make any public statement or respond to any press inquiry with respect to this Amendment, the transactions contemplated hereby or agreements or transactions referred to herein without the prior approval of the other party except as may be required by applicable law.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                                       BUYER:

                                       DVI, INC. (FORMERLY KNOWN AS DVI HEALTH
 SERVICES CORPORATION), a Delaware corporation

                                       By: /s/ David L. Higgins
                                          ---------------------------
                                          Name: David L. Higgins
                                          Title: Chief Executive Officer

                                       SELLER:

                                       MEFC PARTNERS L.P., a Delaware limited
                                       partnership

                                       By: /s/ Dominick Guglielmi
                                          ---------------------------
                                          Name:  Dominick Guglielmi
                                          Title: General Partner

                                       By: /s/ Mark Irzerda
                                          ---------------------------
                                          Name:  Mark Irzerda
                                          Title: General Partner

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